Exhibit 99.1

EDGEROCK TECHNOLOGIES, LLC
FINANCIAL STATEMENTS
DECEMBER 31, 2014

EDGEROCK TECHNOLOGIES, LLC

TABLE OF CONTENTS

Page No.
INDEPENDENT AUDITORS’ REPORT	1 - 2

FINANCIAL STATEMENTS

Balance Sheet	3 - 4

Statement of Income	5

Statement of Comprehensive Income	6

Statement of Changes in Members' Equity	7

Statement of Cash Flows	8

Notes to Financial Statements	9 - 20

SUPPLEMENTARY INFORMATION

Schedule I - Operating Expenses	21

INDEPENDENT AUDITORS' REPORT

To the Members
Edgerock Technologies, LLC
Boston, Massachusetts

We have audited the accompanying financial statements of Edgerock Technologies, LLC (a Massachusetts limited liability company), which comprise the balance sheet as of December 31, 2014, and the statement of income, comprehensive income, changes in members' equity, and cash flows for the year end December 31, 2014, and the related notes to the financial statements.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors' judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Edgerock Technologies, LLC as of December 31, 2014, and the results of its operations and its cash flows for the year ended December 31, 2014 in accordance with accounting principles generally accepted in the United States of America.

Report on Supplementary Information

Our audit was conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary Schedule I - Operating Expenses is presented for purposes of additional analysis and is not a required part of the financial statements. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the 2014 information is fairly stated in all material respectes in relation to the financial statements as a whole.

PARESKY FLITT & COMPANY, LLP
Wayland, Massachusetts
September 30, 2015

EDGEROCK TECHNOLOGIES, LLC
BALANCE SHEET
DECEMBER 31, 2014

Assets

Current Assets
Cash	$823,411
Accounts receivable	6,526,320
Prepaid expenses	228,185
Canadian withholding receivable	25,972

Total Current Assets	7,603,888

Property and Equipment
Office equipment	1,065,126
Leasehold improvements	9,340
1,074,466
Accumulated depreciation	483,902

Net Property and Equipment	590,564

Other Assets
Member advances	160,686
Intangible assets	26,695
Note receivable, related party	9,887,387
Accrued interest on note receivable, related party	271,715
Security deposits	22,968

Total Other Assets	10,369,451

Total Assets	$18,563,903

See independent auditors’ report and notes to financial statements.

EDGEROCK TECHNOLOGIES, LLC
BALANCE SHEET
DECEMBER 31, 2014

Liabilities and Members' Equity

Current Liabilities
Line of credit	$2,300,000
Current maturities of long-term debt	1,103,824
Accounts payable	2,424,774
Accrued expenses	419,216
Credit cards payable	32,471
GST tax payable	9,429
Payroll liabilities	18,256

Total Current Liabilities	6,307,970

Long-Term Liabilities
Long-term debt	3,699,193
Obligation under interest rate swap	27,834

Total Long-Term Liabilities	3,727,027

Total Liabilities	10,034,997

Members' Equity
Members' equity	8,556,740
Accumulated other comprehensive loss	(27,834)

Net Members' Equity	8,528,906

Total Liabilities and Members' Equity	$18,563,903

See independent auditors’ report and notes to financial statements.

EDGEROCK TECHNOLOGIES, LLC
STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2014

		%

Revenue	$43,850,230	100.0

Operating Expenses	41,139,713	93.8

Operating Income	2,710,517	6.2

Other Income (Expense)
Settlement expense	(25,000)	—
State tax expense	(84,244)	(0.2)
Interest expense	(168,862)	(0.4)
Sublease rental income	660,481	1.5
Interest income	275,592	0.6

Net Other Income	657,967	1.5

Net Income	$3,368,484	7.7

See independent auditors’ report and notes to financial statements.

EDGEROCK TECHNOLOGIES, LLC
STATEMENT OF COMPREHENSIVE INCOME
FOR THE YEAR ENDED DECEMBER 31, 2014

		%

Net Income	$3,368,484	7.7

Other Comprehensive Income (Loss)
Change in fair value
of interest rate swap	(57,603)	(0.2)

Reclassification of payments made
on interest rate swap to net income	29,769	0.1

Net Comprehensive Income	$3,340,650	7.6

See independent auditors’ report and notes to financial statements.

EDGEROCK TECHNOLOGIES, LLC
STATEMENT OF CHANGES IN MEMBERS' EQUITY
FOR THE YEAR ENDED DECEMBER 31, 2014

		Accumulated
		Other	Net
	Members'	Comprehensive	Members'
	Equity	Loss	Equity
Balance at December 31, 2013	$6,239,580	$—	$6,239,580

Net Income	3,368,484	—	3,368,484

Members' Distributions	(1,051,324)	—	(1,051,324)

Other Comprehensive Loss	—	(27,834)	(27,834)

Balance at December 31, 2014	$8,556,740	$(27,834)	$8,528,906

See independent auditors’ report and notes to financial statements.

EDGEROCK TECHNOLOGIES, LLC
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2014

Cash Flows from Operating Activities
Net income	$3,368,484
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation	181,029
Bad debts	65,100
Interest income on note receivable, related party	(271,715)
Changes in assets and liabilities:
Accounts receivable	1,193,866
Prepaid expenses	(68,280)
Canadian withholding receivable	33,066
Security deposits	(432)
Accounts payable	176,625
Accrued expenses	317,247
Credit cards payable	26,073
GST tax payable	2,118
Payroll liabilities	(31,807)

Net Cash Provided by Operating Activities	4,991,374

Cash Flows from Investing Activities
Acquisition of property and equipment	(366,465)

Net Cash Used for Investing Activities	(366,465)

Cash Flows from Financing Activities
Member advances	(97,208)
Note receivable, related party	(7,500,000)
Proceeds from (payments of) line of credit, net	250,000
Proceeds from long-term debt	5,000,000
Payments on long-term debt	(603,824)
Members' distributions	(1,051,324)

Net Cash Used for Financing Activities	(4,002,356)

Net Change in Cash	622,553

Cash - Beginning of Year	200,858

Cash - End of Year	$823,411

See independent auditors’ report and notes to financial statements.

EDGEROCK TECHNOLOGIES, LLC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2014

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of Edgerock Technologies, LLC (“the Company”) is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management, who are responsible for their integrity and objectivity. These accounting policies conform to accounting principles generally accepted in the United States of America and have been consistently applied in the preparation of the financial statements.

Business Activity

The Company, which has locations in Boston, Massachusetts, Tampa, Florida, and Phoenix, Arizona, is engaged in providing technological solutions and staff augmentation services to commercial users throughout the country. During 2014, the Company has opted to let its leases expire in Norwell, Massachusetts and East Greenwich, Rhode Island.

Cash and Cash Equivalents

The Company places its cash with high credit quality financial institutions. Amounts over $250,000 per depositor are in excess of Federal Deposit Insurance Corporation (FDIC) insurance limits. At December 31, 2014, the Company had $691,666 above the FDIC limit. For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

Accounts Receivable

The Company accounts for receivables by adjusting the outstanding principal through charge-offs and an allowance for doubtful accounts. In estimating the allowance for doubtful accounts, management considers several factors relating to collectability of its receivables, including past payment histories, historical charge-offs and its contractual rights. At December 31, 2014, management has established an allowance for doubtful accounts in the amount of $90,863. The Company does not have any trade receivables classified as “held for sale” and does not charge interest on over-due accounts. Trade receivables are written-off when management determines that further collection efforts will not result in any material recoveries. Accounts are considered past due on an individual basis according to specific contract or sales terms.

See independent auditors’ report.

EDGEROCK TECHNOLOGIES, LLC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2014

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Cont.)

Property and Equipment

Property and equipment are stated at cost. It is the Company's policy to capitalize all items which management estimates to have a useful life of more than one year and was acquired or produced for a cost of $500 or more. Costs for repairs and maintenance are expensed as incurred. Depreciation for office equipment is provided using the straight-line method over the estimated useful lives of the assets. Depreciation for leasehold improvements is provided using the straight-line method over the term of the lease.

Intangible Assets

Intangible assets consist of website development costs and capitalized financing costs. The Company does not amortize the website development costs but performs an impairment test annually or earlier if indicators of potential impairment exist. As of December 31, 2014, the Company has found no impairment. The capitalized financing costs were amortized using the straight-line method over the terms of the debt agreement.

Advertising

The Company expenses its advertising costs as incurred. Total advertising expense for the year ended December 31, 2014 was $36,536.

Income Taxes

Edgerock Technologies, LLC is treated as a partnership under the provisions of the federal tax code. The Company reports its income on the cash basis for federal income tax purposes. The members report their proportionate shares of taxable income or loss on their individual income tax returns. The Company is required to file tax returns in various states that can assess tax at the partnership level. Deferred income taxes have not been recorded as the balance is deemed immaterial to the financial statements.

Management feels the Company has not taken any tax positions that would require disclosure in accordance with accounting standards.  Governing authorities generally can operate with a three year statute of limitations to examine previously filed income tax returns.  The Company has filed its’ income tax returns timely, and management believes any potential change due to audit would not have a material effect on the financial statements.

The Company provides services in Canada which requires them to withhold Goods and Services Tax (GST Tax). The tax is collected from certain customers and remitted to the Canadian government in full on a quarterly basis. The Company's accounting policy is to exclude the tax from both revenue and operating expenses.

See independent auditors’ report.

EDGEROCK TECHNOLOGIES, LLC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2014

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Cont.)

Derivative Instruments

The Company uses derivatives to manage risks related to interest rate movements. Interest rate swap contracts designated and qualifying as cash flow hedges are reported at fair value. The gain or loss on the effective portion of the hedge initially is included as a component of other comprehensive income (loss) and is subsequently reclassified into earnings when interest on the related debt is paid. The Company documents its risk management strategy and hedge effectiveness at the inception of and during the term of each hedge. The Company’s interest rate risk management strategy is to stabilize cash flow requirements by maintaining an interest rate swap contract to convert variable-rate debt to a fixed rate (Note 4). Due to the volatility of interest rates, the estimated net amount of the existing losses at December 31, 2014 that is expected to be reclassified into earnings in 2015 cannot be determined.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The critical accounting policies that require management’s most significant estimates and judgments include the assessment of recoverability of receivables and the useful lives of property and equipment. Actual results could differ from those estimates.

Subsequent Events

Management has evaluated the effect of subsequent events through September 30, 2015, which is the date the financial statements were available to be issued.

See independent auditors’ report.

EDGEROCK TECHNOLOGIES, LLC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2014

NOTE 2 - INTANGIBLE ASSETS

At December 31, 2014, intangible assets consisted of the following:

	Gross Carrying	Accumulated
	Amount	Amortization
Website development costs	$26,695	$—

Amortized intangible assets
Capitalized financing costs	—	—

	$26,695	$—

Aggregate Amortization Expense:

For the year ended December 31, 2014	$—

Estimated Amortization Expense:

The Company does not expect any additional amortization expense on these intangible assets.

NOTE 3 - LINE OF CREDIT

The Company has available a $7,000,000 Revolving Line of Credit. Borrowings under the Revolving Line of Credit are limited to 80% of eligible accounts receivable balances with $262,557 available to be used for letters of credit. As of December 31, 2014 , the balance outstanding on this line of credit totaled $2,300,000. Borrowings bear interest at a variable rate equal to the thirty day LIBOR Advantage rate plus 2.125% (2.289% at December 31, 2014). The line is subject to certain financial covenants. The line matures September 30, 2015 and is collateralized by all Company assets.

At December 31, 2014, the Company had outstanding letters of credit in the amount of $121,231, related to the third floor and eleventh floor, which represent security deposits related to operating leases signed for the Boston office.

See independent auditors’ report.

EDGEROCK TECHNOLOGIES, LLC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2014

NOTE 3 - LINE OF CREDIT (Cont.)

The Company may utilize up to $500,000 of its borrowings under the Revolving Line of Credit to fund the operations of Momentum Equity Partners, LLC, an entity related by common ownership. During the year ended December 31, 2014, the bank has allowed additional borrowings plus accrued interest over and above this amount, bringing total borrowings for Momentum Equity Partners, LLC to $10,159,103.

The credit facilities from Citizens Bank also include a $100,000 Unsecured Credit Card.

NOTE 4 - LONG-TERM DEBT

The Citizens Bank note that matures in June of 2019 bears interest at LIBOR plus 2.65%. However, Edgerock Technologies, LLC entered into an interest rate swap contract that effectively converts the interest rate on the note to a fixed rate of 3.99%. Under the swap contract, Edgerock Technologies, LLC pays interest at LIBOR plus 2.65% and pays or receives interest at the difference between the variable rate (LIBOR plus 2.65%) and the fixed rate of 3.99%. Payments are included in interest expense. The notional amount under the swap decreases as principal payments are made on the note so that the notional amount equals the principal outstanding under the note. The swap is designed to hedge the risk of changes in interest payments on the note caused by changes in LIBOR.

The swap was issued at market terms so that it had no fair value at its inception. The carrying amount of the swap has been adjusted to its fair value at the end of each year which, because of changes in the levels of LIBOR, resulted in reporting a liability for the fair value of the future net payments forecasted under the swap. The liability is classified as non-current since management does not intend to settle it during 2015. Since the critical terms of the swap and the note are the same, the swap is assumed to be completely effective as a hedge, and none of the change in its fair value is included in net income. Accordingly, all of the adjustment of the swap’s carrying amount is reported as other comprehensive income (loss).

See independent auditors’ report.

EDGEROCK TECHNOLOGIES, LLC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2014

NOTE 4 - LONG-TERM DEBT (Cont.)

Long-term debt consists of the following:

Note payable - Citizens Bank, used for the purchase of office equipment. This note is payable in monthly principal payments of $6,152 plus interest at 3.8% and is secured by all business assets of the Company. The note matures September 2017.	$203,017

Note payable - Citizens Bank, used for the purchase of office equipment. This note is payable in monthly principal payments of $2,500 plus interest at 3.5% and is secured by all business assets of the Company. The note matures April 2018.	100,000

Note payable - Citizens Bank, proceeds were loaned to a related party. This note is payable in quarterly principal payments of $250,000 plus monthly interest at LIBOR plus 2.65% (2.819% at December 31, 2014) and is secured by all business assets of the Company. The note matures June 2019.	4,500,000
4,803,017
Less current maturities	1,103,824

Long-term debt	$3,699,193

Approximate annual future maturities of long-term debt at December 31, 2014 are as follows:

2015	$1,103,824
2016	1,103,824
2017	1,085,369
2018	1,010,000
2019	500,000

$4,803,017

See independent auditors’ report.

EDGEROCK TECHNOLOGIES, LLC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2014

NOTE 5 - CONCENTRATIONS OF CREDIT RISK AND MAJOR CUSTOMERS

Trade Receivables

Accounts receivable potentially subjects the Company to concentrations of credit risk. At December 31, 2014, no customer’s trade accounts receivable balance exceeded 10% of the total.

Revenue

During the year ended December 31, 2014, no customer’s revenue exceeded 10% of the total.

NOTE 6 - RETIREMENT PLAN

The Company maintains a 401(k) Profit Sharing Plan for eligible employees. Under the provisions of the plan, the Company may make voluntary contributions at its sole discretion. There were no employer contributions to the plan for the year ended December 31, 2014.

NOTE 7 - RELATED PARTY TRANSACTIONS

The Company has advanced funds to two members. At December 31, 2014, the total advances amounted to $160,686. The advances bear interest at 3.3% for the year ended December 31, 2014. Interest income of $3,877 has been included in the Statement of Income for the year ended December 31, 2014.

The Company has historically provided support to Meteorix, LLC (an affiliate related by common ownership). Effective December 31, 2013, Meteorix, LLC and Momentum Equity Partners, LLC (a related party) came to an agreement with Edgerock Technologies, LLC and with Citizens Bank’s approval transfered this obligation from Meteorix, LLC to Momentum Equity Partners, LLC in exchange for equity in Meteorix, LLC. Therefore, as of December 31, 2013, Momentum Equity Partners, LLC is now liable to Edgerock Technologies, LLC for this debt.

See independent auditors’ report.

EDGEROCK TECHNOLOGIES, LLC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2014

NOTE 7 - RELATED PARTY TRANSACTIONS (Cont.)

Balance due from the related party reported on the balance sheets consists of the following at December 31, 2014:

Note receivable, related party:
Note receivable, Momentum Equity Partners, LLC, $10,000,000 of borrowing ability subject to approval from Edgerock Technologies, LLC's bank, secured by Company shares, with interest equal to Edgerock Technologies, LLC's periodic borrowing rate and maturing January 31, 2019.	$9,887,387

Note receivable, Momentum Equity Partners, LLC, bears interest at 3.3% for the year ended December 31, 2014. Accrued interest receivable totaled $271,715 at December 31, 2014. Per the promissory note amendment dated November 1, 2014, interest on the note shall no longer be payable quarterly but instead will accrue and become payable on January 31, 2019. Interest income of $271,715 has been included in the Statement of Income for the year ended December 31, 2014.

NOTE 8 - OPERATING LEASES

The Company leases office space in Florida, Arizona, Massachusetts and Rhode Island under separate operating leases. During 2014, the Company signed a thirty-seven month operating lease for the Florida office facilities which expires October 31, 2017. During 2014, the Company signed a twenty-five and a half month operating lease for office facilities in Arizona which expires October 31, 2016. During 2014, the Company signed a five year lease for new Massachusetts office facilities on the third floor which expires August 31, 2019. During 2012, the Company signed a six year lease for Massachusetts office facilities on the eleventh floor which expires February 28, 2018. During 2013, the Company signed a one year lease for office facilities in Rhode Island which expired October 31, 2014 and was not renewed.

Rent expense for the year ended December 31, 2014 totaled $1,073,871. The Company subleases a portion of its Boston office with some related entities. The total sublease income received for the year ended December 31, 2014 was $660,481.

See independent auditors’ report.

EDGEROCK TECHNOLOGIES, LLC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2014

NOTE 8 - OPERATING LEASES (Cont.)

The following is a schedule of approximate future minimum rental payments under these leases as of December 31, 2014:

2015	$1,249,000
2016	1,278,000
2017	1,266,000
2018	690,000
2019	399,000

$4,882,000

The following is a schedule of future minimum sublease income as of December 31, 2014:

2015	$733,000
2016	754,000
2017	774,000
2018	429,000
2019	120,000

2,810,000

NOTE 9 - SUPPLEMENTARY INFORMATION TO THE STATEMENTS OF CASH
FLOWS

During the year ended December 31, 2014 , cash paid for interest and income taxes were as follows:

Interest	$168,862

Income taxes	$—

See independent auditors’ report.

EDGEROCK TECHNOLOGIES, LLC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2014

NOTE 10 - MEMBERS’ EQUITY

The Company’s operating agreement provides for two classes of membership interests, which are expressed in Common shares and Preferred shares.

The Company is authorized to issue 10,000,000 Common shares. The Common shares are intended to be profit interests. The voting, distribution and liquidation rights of the holders are subject to and qualified by the rights of the holders of the preferred shares.

The Company is authorized to issue 20,000,000 Preferred shares. The Preferred shares are deemed to be a capital interest as defined in the operating agreement. Owners of the Preferred shares are entitled to receive a Preferred return in accordance with the member agreement. During the year ended December 31, 2014, there were no returns paid to the sole Preferred member.

The following is a summary of the membership interests issued and outstanding for the year ended December 31, 2014:

	Common	Preferred

December 31, 2013	1,579,065	9,700,000

Units issued	—	—

December 31, 2014	1,579,065	9,700,000

NOTE 11 - FAIR VALUE MEASUREMENTS

FASB ASC 820, Fair Value Measurements and Disclosures, establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements). The three levels of the fair value hierarchy are described below:

See independent auditors’ report.

EDGEROCK TECHNOLOGIES, LLC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2014

NOTE 11 - FAIR VALUE MEASUREMENTS (Cont.)

Basis of Fair Value Measurement

Level 1	Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2	Quoted prices in markets that are not considered to be active or financial instruments for which all significant inputs are observable, either directly or indirectly;

Level 3	Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Valuation techniques used need to maximize the use of observable inputs and minimize the use of unobservable inputs.

The valuation methodology used for liabilities measured at fair value using an estimate of the net present value of the expected cash flows from the instrument using relevant mid-market data inputs as defined in the swap agreement (Note 4) under the assumption of no unusual market conditions or forced liquidation. There have been no changes in the methodologies used at December 31, 2014.

The preceding method may produce a fair value calculation that may not be indicative of net realizable value or reflective of future values. Furthermore, although the Company believes its valuation method is appropriate and consistent with other market participants, the use of a different methodology or assumption to determine fair value of certain financial instruments could result in a different fair value measurement at the reporting date.

The following table presents by level, within the fair value hierarchy, the obligation under interest rate swap (Note 4) at fair value as of December 31, 2014. As required by accounting standards, investment assets and liabilities are classified in their entirety based upon the lowest level of input that is significant to the fair value measurement.

See independent auditors’ report.

EDGEROCK TECHNOLOGIES, LLC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2014

NOTE 11 - FAIR VALUE MEASUREMENTS (Cont.)

		Quoted Prices in	Significant Other	Significant
		Active Markets for	Observable	Unobservable
		Identical Assets	Inputs	Inputs
		(Level 1)	(Level 2)	(Level 3)

Obligation under
interest rate swap	$27,834	$—	$27,834	$—

NOTE 12 - LITIGATION

During the ordinary course of business the Company may be subject to litigation. There was an open case against the Company at December 31, 2014 which was subsequently settled for $25,000. This expense was accrued at December 31, 2014 and is reflected in these financial statements.

NOTE 13 - SUBSEQUENT EVENT

Subsequent to December 31, 2014, the Board of Directors, with the bank’s approval, paid a one-time distribution of approximately $1,500,000 to the Company’s members.

See independent auditors’ report.

SUPPLEMENTARY INFORMATION

EDGEROCK TECHNOLOGIES, LLC
SCHEDULE I - OPERATING EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2014

		%

Consultant costs, including payroll	$31,137,126	71.0
Other operating expenses	$10,002,587	22.8

	$41,139,713	93.8

See independent auditors’ report.